                                                                    EX-99.(d)(2)

                 AMENDED AND RESTATED FEE AND EXPENSE AGREEMENT

     THIS AMENDED AND RESTATED AGREEMENT is made as of October 3, 2008, among Wells Fargo Funds Trust (the "Trust"), a Delaware statutory trust, for itself and on behalf of its series listed from time to time in Schedule A and B attached hereto (individually referred to as the "Fund" or collectively referred to as the "Funds"), Wells Fargo Master Trust ("Master Trust"), a Delaware statutory trust, and Wells Fargo Funds Management, LLC ("Funds Management" or the "Adviser"), a limited liability company organized under the laws of the State of Delaware.

     WHEREAS, each of the Trust and Master Trust is an open-end investment company registered under the Investment Company Act of 1940; and

     WHEREAS, Funds Management serves as investment adviser and/or administrator to each of the Funds pursuant to an investment advisory agreement (the "Investment Advisory Agreement") and/or an administration agreement (the "Administration Agreement");

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

     1. Limitation on Total Operating Expense Ratios. The Adviser hereby agrees to waive any advisory fees payable to it under the Investment Advisory Agreement, waive any administration fees payable to it under the Administration Agreement, and/or reimburse other expenses of the Funds or a class to the extent necessary to maintain a total operating expense ratio for each class of each Fund that does not exceed its capped operating expense ratio (each, a "Capped Operating Expense Ratio") as set forth from time to time in Schedule A attached hereto (each, a "Commitment"). The operating expenses that may not exceed the Capped Operating Expense Ratio do not include expenses that are not included in calculating a fund's operating expense ratio as reflected in its audited financial highlights (such as brokerage commissions, interest or taxes) and do not include Extraordinary Expenses. Extraordinary Expenses shall include other expenses as are determined by a vote of the majority of the Trustees to be Extraordinary Expenses for this purpose.

     2. Application of the Commitments to Tiered Funds. A Fund that invests in shares of a money market Fund need not attribute the money market Fund's fees to the investing Fund's operating expenses. A non-WealthBuilder Fund that invests in shares of a Wells Fargo Master Trust portfolio or in shares of a non-money market Fund shall attribute the portfolio's or non-money market Fund's fees to the investing Fund's operating expenses. A WealthBuilder Fund that invests in shares of a Wells Fargo Master Trust Portfolio or in shares of a non-money market Fund need not attribute the portfolio's or non-money market Fund's fees to the investing Fund's operating expenses. Except as expressly provided in this
Section 2, a Fund that invests in securities of any registered investment company need not attribute the fees of such other registered investment company to the investing Fund's operating expenses.

     3. Duration of the Commitments.

(a) Initial Waiver. The parties agree that Funds Management will maintain the Capped Operating Expense Ratios until the expiration/renewal date specified in Schedule A (the "Expiration/Renewal Date").

(b) Automatic Renewal of the Commitments. The parties agree that each Commitment will renew automatically for a period of one year from each anniversary of the Expiration/Renewal Date unless, prior to such anniversary date: (i) Funds Management provides notice to the Board to the effect that it has elected not to renew a Commitment for a full year with respect to one or more specified Funds or classes; (ii) Funds Management provides notice to the Board to the effect that it has elected to reduce a listed Capped Operating Expense Ratio with respect to one or more specified Funds or classes; and/or (iii) the Board approves an increase to the listed Capped Operating Expense Ratio with respect to one or more specified Funds or classes. The notice referred to in subparagraphs (i) and (ii), above, or in subparagraph (i) of Subsection 3(c), may take the form of presentation materials delivered to the Board at or before a meeting of the Board, a presentation to the Board at a meeting that is reflected in the minutes of such meeting, or written notice delivered to the Board.

(c) Funds Management's Obligations Following Non-Renewal of a Commitment. Following any non-renewal of a Commitment with respect to one or more specified Funds or classes pursuant to Subsection 3(b), Funds Management will nevertheless maintain the listed Capped Operating Expense Ratio of the Fund or class until such time as: (i) Funds Management provides notice to the Board that it is reinstating the Commitment with respect to the Fund or class at the same or a reduced Capped Operating Expense Ratio, in which case the provisions of Subsection 3(b) shall govern thereafter; (ii) the Board approves an increase in the listed Capped Operating Expense Ratio, in which case the provisions of Subsection 3(d) shall govern; or (iii) the Board approves the elimination of any obligation to maintain a specified ratio.

(d) Board Approval of an Increase in a Capped Operating Expense Ratio. If the Board approves an increase in the listed Capped Operating Expense Ratio of a Fund or class, Funds Management's Commitment to maintain the higher Capped Operating Expenses Ratio will be governed by the renewal and non-renewal provisions of Subsection 3(b).

(e) Funds Management's Ability to Reduce a Capped Operating Expense Ratio or Extend the Term of a Commitment. Notwithstanding any other provision of this Agreement, Funds Management may reduce the Capped Operating Expense Ratio of a Fund or a class, or extend the term of the Commitment to maintain the Capped Operating Expense Ratio of a Fund or a class, without prior approval of the Board. Funds Management shall inform the Board of any action taken under this Subsection no later than the next regularly scheduled Board meeting. Unless Funds Management informs the Board that the reduced Capped Operating Expense Ratio will be governed by the renewal and non-renewal provisions of Subsection 3(b), the Capped Operating Expense Ratio of the Fund or class will revert to the Capped Operating Expense Ratio previously in effect at the next Expiration/Renewal Date.

     4. Modification; Amendment. No modification or amendment to this Agreement shall be binding unless in writing and executed by Funds Management, the Trust and, if affected thereby, Wells Fargo Master Trust. Notwithstanding the foregoing, the parties hereby agree that the Schedules may be amended or supplemented by having Funds Management, the Trust and, if affected thereby, Wells Fargo Master Trust execute updated Schedules, without having such action constitute a modification or amendment to this Agreement. Among other matters, the parties intend that: (a) Schedule A shall be updated to reflect any additional Funds or classes that are established from time to time by the Trust and as to which a Capped Operating Expense Ratio is established; (b) Schedule A shall be updated to reflect any increases to Capped Operating Expense Ratios that have been approved by the Board or any reductions in Capped Operating Expense Ratios that have been implemented pursuant to the notice provisions of Subsections 3(b) or 3(c), or any reductions implemented by Funds Management pursuant to Subsection 3(e); (c) Schedule A shall be updated to reflect any term extensions implemented by Funds Management pursuant to Section 3(e); and (d) Schedule A shall designate any Funds or classes as to which a Commitment has not been renewed until (i) a Commitment is reinstated pursuant to Subsection 3(c) or 3(d), or (ii) the Board approves the elimination of any obligation to maintain a specified ratio, at which time such Fund or class shall be moved to Schedule B.

     5. Entire Agreement. This Amended and Restated Agreement constitutes the entire agreement of the parties with respect to its subject matter. Each provision herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement. In addition, each provision herein shall be treated as separate and independent with respect to each Fund.

     IN WITNESS WHEREOF, the parties have duly executed this Amended and Restated Agreement as of October 3, 2008.

WELLS FARGO FUNDS TRUST, for itself and on   WELLS FARGO FUNDS MANAGEMENT, LLC
behalf of its series listed from time to time on the Schedules attached hereto


By                                           By
   ---------------------------------------      --------------------------------
   C. David Messman                             Andrew Owen
   Secretary                                    Executive Vice President


WELLS FARGO MASTER TRUST


By
   ---------------------------------------
   C. David Messman
   Secretary

                                   SCHEDULE A

                            FEE AND EXPENSE AGREEMENT
                             WELLS FARGO FUNDS TRUST

                        (CAPPED OPERATING EXPENSE RATIOS)

                                                  CAPPED OPERATING      EXPIRATION /
FUNDS/CLASSES                                       EXPENSE RATIO       RENEWAL DATE
-----------------------------------------------   ----------------   ------------------
Aggressive Allocation Fund
   Administrator Class                                  1.00%        January 31, 2010
Asia Pacific Fund
   Class A                                              1.60%        January 31, 2010
   Class C                                              2.35%        January 31, 2010
   Investor Class                                       1.65%        January 31, 2010
Asset Allocation Fund
   Class A                                              1.15%        January 31, 2010
   Class B                                              1.90%        January 31, 2010
   Class C                                              1.90%        January 31, 2010
   Administrator Class                                  0.90%        January 31, 2010
C&B Large Cap Value Fund
   Class A                                              1.15%        January 31, 2010
   Class B                                              1.90%        January 31, 2010
   Class C                                              1.90%        January 31, 2010
   Administrator Class                                  0.95%        January 31, 2010
   Institutional Class                                  0.70%        January 31, 2010
   Investor Class                                       1.20%        January 31, 2010
C&B Mid Cap Value Fund
   Class A                                              1.20%        February 28, 2010
   Class B                                              1.95%        February 28, 2010
   Class C                                              1.95%        February 28, 2010
   Administrator Class                                  1.15%        February 28, 2010
   Institutional Class                                  0.90%        February 28, 2010
   Investor Class                                       1.25%        February 28, 2010
California Limited-Term Tax-Free Fund
   Class A                                              0.85%        October 31, 2009
   Class C                                              1.60%        October 31, 2009
   Administrator Class                                  0.60%        October 31, 2009
California Tax-Free Fund
   Class A                                              0.80%        October 31, 2009
   Class B                                              1.55%        October 31, 2009
   Class C                                              1.55%        October 31, 2009
   Administrator Class                                  0.55%        October 31, 2009
California Tax-Free Money Market Fund
   Class A                                              0.65%        June 30, 2009
   Institutional Class                                  0.20%        June 30, 2009
   Service Class                                        0.45%        June 30, 2009
California Tax-Free Money Market Trust                  0.20%        June 30, 2009

                                                  CAPPED OPERATING      EXPIRATION /
FUNDS/CLASSES                                       EXPENSE RATIO       RENEWAL DATE
-----------------------------------------------   ----------------   ------------------
Capital Growth Fund
   Class A                                              1.25%        November 30, 2009
   Class C                                              2.00%        November 30, 2009
   Administrator Class                                  0.94%        November 30, 2009
   Institutional Class                                  0.75%        November 30, 2009
   Investor Class                                       1.35%        November 30, 2009
Cash Investment Money Market Fund
   Administrator Class                                  0.35%        June 30, 2009
   Institutional Class                                  0.20%        June 30, 2009
   Select Class                                         0.13%        June 30, 2009
   Service Class                                        0.50%        June 30, 2009
Colorado Tax-Free Fund
   Class A                                              0.85%        October 31, 2009
   Class B                                              1.60%        October 31, 2009
   Class C                                              1.60%        October 31, 2009
   Administrator Class                                  0.60%        October 31, 2009
Common Stock Fund
   Class A                                              1.26%        February 28, 2010
   Class B                                              2.01%        February 28, 2010
   Class C                                              2.01%        February 28, 2010
   Investor Class                                       1.29%        February 28, 2010
Conservative Allocation Fund
   Administrator Class                                  0.85%        January 31, 2010
Discovery Fund
   Class A                                              1.33%        February 28, 2010
   Class C                                              2.08%        February 28, 2010
   Administrator Class                                  1.15%        February 28, 2010
   Institutional Class                                  0.95%        February 28, 2010
   Investor Class                                       1.38%        February 28, 2010
Diversified Bond Fund
   Administrator Class                                  0.70%        September 30, 2009
Diversified Equity Fund
   Class A                                              1.25%        January 31, 2010
   Class B                                              2.00%        January 31, 2010
   Class C                                              2.00%        January 31, 2010
   Administrator Class                                  1.00%        January 31, 2010
Diversified Small Cap Fund
   Administrator Class                                  1.00%        January 31, 2010
Emerging Growth Fund
   Class A                                              1.45%        January 31, 2010
   Class C                                              2.20%        January 31, 2010
   Administrator Class                                  1.20%        January 31, 2010
   Institutional Class                                  0.95%        January 31, 2010
   Investor Class                                       1.49%        January 31, 2010
Emerging Markets Equity Fund
   Class A                                              1.90%        January 31, 2010
   Class B                                              2.65%        January 31, 2010
   Class C                                              2.65%        January 31, 2010
   Administrator Class                                  1.60%        January 31, 2010

                                                  CAPPED OPERATING      EXPIRATION /
FUNDS/CLASSES                                       EXPENSE RATIO       RENEWAL DATE
-----------------------------------------------   ----------------   ------------------
Endeavor Select Fund
   Class A                                              1.25%        November 30, 2009
   Class B                                              2.00%        November 30, 2009
   Class C                                              2.00%        November 30, 2009
   Administrator Class                                  1.00%        November 30, 2009
   Institutional Class                                  0.80%        November 30, 2009
Enterprise Fund
   Class A                                              1.35%        February 28, 2010
   Class C                                              2.10%        February 28, 2010
   Administrator Class                                  1.15%        February 28, 2010
   Institutional Class                                  0.90%        February 28, 2010
   Investor Class                                       1.45%        February 28, 2010
Equity Income Fund
   Class A                                              1.10%        January 31, 2010
   Class B                                              1.85%        January 31, 2010
   Class C                                              1.85%        January 31, 2010
   Administrator Class                                  0.85%        January 31, 2010
Equity Value Fund
   Class A                                              1.25%        January 31, 2010
   Class B                                              2.00%        January 31, 2010
   Class C                                              2.00%        January 31, 2010
   Administrator Class                                  1.00%        January 31, 2010
   Institutional Class                                  0.75%        January 31, 2010
Government Money Market Fund
   Class A                                              0.65%        June 30, 2009
   Administrator Class                                  0.35%        June 30, 2009
   Institutional Class                                  0.20%        June 30, 2009
   Service Class                                        0.50%        June 30, 2009
Government Securities Fund
   Class A                                              0.90%        September 30, 2009
   Class B                                              1.65%        September 30, 2009
   Class C                                              1.65%        September 30, 2009
   Administrator Class                                  0.70%        September 30, 2009
   Institutional Class                                  0.48%        September 30, 2009
   Investor Class                                       0.95%        September 30, 2009
Growth Fund
   Class A                                              1.30%        November 30, 2009
   Class C                                              2.05%        November 30, 2009
   Administrator Class                                  0.96%        November 30, 2009
   Institutional Class                                  0.80%        November 30, 2009
   Investor Class                                       1.40%        November 30, 2009
Growth Balanced Fund
   Class A                                              1.20%        January 31, 2010
   Class B                                              1.95%        January 31, 2010
   Class C                                              1.95%        January 31, 2010
   Administrator Class                                  0.95%        January 31, 2010

                                                  CAPPED OPERATING      EXPIRATION /
FUNDS/CLASSES                                       EXPENSE RATIO       RENEWAL DATE
-----------------------------------------------   ----------------   ------------------
Growth Equity Fund
   Class A                                              1.50%        January 31, 2010
   Class B                                              2.25%        January 31, 2010
   Class C                                              2.25%        January 31, 2010
   Administrator Class                                  1.25%        January 31, 2010
   Institutional Class                                  1.05%        January 31, 2010
Heritage Money Market Fund
   Administrator Class                                  0.35%        June 30, 2009
   Institutional Class                                  0.20%        June 30, 2009
   Select Class                                         0.13%        June 30, 2009
High Income Fund
   Class A                                              0.90%        September 30, 2009
   Class B                                              1.65%        September 30, 2009
   Class C                                              1.65%        September 30, 2009
   Institutional Class                                  0.50%        September 30, 2009
   Investor Class                                       0.95%        September 30, 2009
Income Plus Fund
   Class A                                              0.90%        September 30, 2009
   Class B                                              1.65%        September 30, 2009
   Class C                                              1.65%        September 30, 2009
   Institutional Class                                  0.61%        September 30, 2009
   Investor Class                                       0.94%        September 30, 2009
Index Fund
   Class A                                              0.62%        January 31, 2010
   Class B                                              1.37%        January 31, 2010
   Administrator Class                                  0.25%        January 31, 2010
   Investor Class                                       0.45%        January 31, 2010
Inflation-Protected Bond Fund
   Class A                                              0.85%        September 30, 2009
   Class B                                              1.60%        September 30, 2009
   Class C                                              1.60%        September 30, 2009
   Administrator Class                                  0.60%        September 30, 2009
Intermediate Tax/AMT-Free Fund
   Class A                                              0.70%        October 31, 2009
   Class C                                              1.45%        October 31, 2009
   Administrator Class                                  0.60%        October 31, 2009
   Institutional Class                                  0.42%        October 31, 2009
   Investor Class                                       0.75%        October 31, 2009
International Core Fund
   Class A                                              1.50%        January 31, 2010
   Class B                                              2.25%        January 31, 2010
   Class C                                              2.25%        January 31, 2010
   Administrator Class                                  1.25%        January 31, 2010
International Equity Fund
   Class A                                              1.41%        January 31, 2010
   Class B                                              2.16%        January 31, 2010
   Class C                                              2.16%        January 31, 2010
   Administrator Class                                  1.25%        January 31, 2010
   Institutional Class                                  0.99%        January 31, 2010
   Investor Class                                       1.46%        January 31, 2010

                                                  CAPPED OPERATING      EXPIRATION /
FUNDS/CLASSES                                       EXPENSE RATIO       RENEWAL DATE
-----------------------------------------------   ----------------   ------------------
International Value Fund
   Class A                                              1.50%        January 31, 2010
   Class B                                              2.25%        January 31, 2010
   Class C                                              2.25%        January 31, 2010
   Administrator Class                                  1.25%        January 31, 2010
   Institutional Class                                  1.05%        January 31, 2010
Large Cap Appreciation Fund
   Class A                                              1.25%        January 31, 2010
   Class B                                              2.00%        January 31, 2010
   Class C                                              2.00%        January 31, 2010
   Administrator Class                                  1.00%        January 31, 2010
   Institutional Class                                  0.70%        January 31, 2010
Large Cap Growth Fund
   Investor Class                                       1.19%        November 30, 2009
Large Company Core Fund
   Class A                                              1.14%        November 30, 2009
   Class B                                              1.89%        November 30, 2009
   Class C                                              1.89%        November 30, 2009
   Administrator Class                                  0.95%        November 30, 2009
   Investor Class                                       1.28%        November 30, 2009
   Institutional Class                                  0.66%        November 30, 2009
Large Company Growth Fund
   Class A                                              1.20%        January 31, 2010
   Class B                                              1.95%        January 31, 2010
   Class C                                              1.95%        January 31, 2010
   Administrator Class                                  0.95%        January 31, 2010
   Institutional Class                                  0.75%        January 31, 2010
   Investor Class                                       1.27%        January 31, 2010
Large Company Value Fund
   Class A                                              1.25%        November 30, 2009
   Class C                                              2.00%        November 30, 2009
   Administrator Class                                  0.96%        November 30, 2009
   Institutional Class                                  0.75%        November 30, 2009
   Investor Class                                       1.35%        November 30, 2009
Mid Cap Disciplined Fund
   Class A                                              1.25%        February 28, 2010
   Class C                                              2.00%        February 28, 2010
   Administrator Class                                  1.15%        February 28, 2010
   Institutional Class                                  0.90%        February 28, 2010
   Investor Class                                       1.31%        February 28, 2010
Mid Cap Growth Fund
   Class A                                              1.35%        February 28, 2010
   Class B                                              2.10%        February 28, 2010
   Class C                                              2.10%        February 28, 2010
   Administrator Class                                  1.15%        February 28, 2010
   Institutional Class                                  0.90%        February 28, 2010
   Investor Class                                       1.45%        February 28, 2010
Minnesota Money Market Fund
   Class A                                              0.80%        June 30, 2009

                                                  CAPPED OPERATING      EXPIRATION /
FUNDS/CLASSES                                       EXPENSE RATIO       RENEWAL DATE
-----------------------------------------------   ----------------   ------------------
Minnesota Tax-Free Fund
   Class A                                              0.85%        October 31, 2009
   Class B                                              1.60%        October 31, 2009
   Class C                                              1.60%        October 31, 2009
   Administrator Class                                  0.60%        October 31, 2009
Moderate Balanced Fund
   Class A                                              1.15%        January 31, 2010
   Class B                                              1.90%        January 31, 2010
   Class C                                              1.90%        January 31, 2010
   Administrator Class                                  0.90%        January 31, 2010
Money Market Fund
   Class A                                              0.76%        June 30, 2009
   Class B                                              1.51%        June 30, 2009
   Investor Class                                       0.65%        June 30, 2009
Money Market Trust                                      0.20%        June 30, 2009
Municipal Bond Fund
   Class A                                              0.75%        October 31, 2009
   Class B                                              1.50%        October 31, 2009
   Class C                                              1.50%        October 31, 2009
   Administrator Class                                  0.60%        October 31, 2009
   Institutional Class                                  0.42%        October 31, 2009
   Investor Class                                       0.80%        October 31, 2009
Municipal Money Market Fund
   Institutional Class                                  0.20%        June 30, 2009
   Investor Class                                       0.64%        June 30, 2009
National Tax-Free Money Market Fund
   Class A                                              0.65%        June 30, 2009
   Administrator Class                                  0.30%        June 30, 2009
   Institutional Class                                  0.20%        June 30, 2009
   Service Class                                        0.45%        June 30, 2009
National Tax-Free Money Market Trust                    0.20%        June 30, 2009
Opportunity Fund
   Class A                                              1.29%        February 28, 2010
   Class C                                              2.04%        February 28, 2010
   Administrator Class                                  1.04%        February 28, 2010
   Investor Class                                       1.35%        February 28, 2010
Overland Express Sweep Fund                             1.08%        June 30, 2009
Prime Investment Money Market Fund
   Institutional Class                                  0.20%        June 30, 2009
   Service Class                                        0.55%        June 30, 2009
Short Duration Government Bond Fund
   Class A                                              0.85%        September 30, 2009
   Class B                                              1.60%        September 30, 2009
   Class C                                              1.60%        September 30, 2009
   Administrator Class                                  0.60%        September 30, 2009
   Institutional Class                                  0.42%        September 30, 2009

                                                  CAPPED OPERATING      EXPIRATION /
FUNDS/CLASSES                                       EXPENSE RATIO       RENEWAL DATE
-----------------------------------------------   ----------------   ------------------
Short-Term Bond Fund
   Class A                                              0.80%        September 30, 2009
   Class C                                              1.55%        September 30, 2009
   Institutional Class                                  0.48%        September 30, 2009
   Investor Class                                       0.85%        September 30, 2009
Short-Term High Yield Bond Fund
   Class A                                              0.81%        September 30, 2009
   Class C                                              1.56%        September 30, 2009
   Investor Class                                       0.86%        September 30, 2009
Short-Term Municipal Bond Fund
   Class A                                              0.60%        October 31, 2009
   Class C                                              1.35%        October 31, 2009
   Institutional Class                                  0.40%        October 31, 2009
   Investor Class                                       0.66%        October 31, 2009
Small Cap Disciplined Fund
   Class A                                              1.45%        February 28, 2010
   Class C                                              2.20%        February 28, 2010
   Administrator Class                                  1.20%        February 28, 2010
   Institutional Class                                  1.00%        February 28, 2010
   Investor Class                                       1.49%        February 28, 2010
Small Cap Growth Fund
   Class A                                              1.40%        February 28, 2010
   Class B                                              2.15%        February 28, 2010
   Class C                                              2.15%        February 28, 2010
   Administrator Class                                  1.20%        February 28, 2010
   Institutional Class                                  0.90%        February 28, 2010
   Investor Class                                       1.49%        February 28, 2010
Small Cap Opportunities Fund
   Administrator Class                                  1.20%        February 28, 2010
Small Cap Value Fund
   Class A                                              1.44%        February 28, 2010
   Class B                                              2.19%        February 28, 2010
   Class C                                              2.19%        February 28, 2010
   Institutional Class                                  0.95%        February 28, 2010
   Investor Class                                       1.36%        February 28, 2010
Small Company Growth Fund
   Class A                                              1.45%        January 31, 2010
   Class B                                              2.20%        January 31, 2010
   Class C                                              2.20%        January 31, 2010
   Administrator Class                                  1.20%        January 31, 2010
   Institutional Class                                  0.95%        January 31, 2010
Small Company Value Fund
   Class A                                              1.45%        January 31, 2010
   Class B                                              2.20%        January 31, 2010
   Class C                                              2.20%        January 31, 2010
   Administrator Class                                  1.20%        January 31, 2010

                                                  CAPPED OPERATING      EXPIRATION /
FUNDS/CLASSES                                       EXPENSE RATIO       RENEWAL DATE
-----------------------------------------------   ----------------   ------------------
Small/Mid Cap Value Fund
   Class A                                              1.40%        February 28, 2010
   Class C                                              2.15%        February 28, 2010
   Administrator Class                                  1.15%        February 28, 2010
   Institutional Class                                  0.95%        February 28, 2010
   Investor Class                                       1.49%        February 28, 2010
Social Sustainability Fund
   Class A                                              1.25%        November 30, 2009
   Class C                                              2.00%        November 30, 2009
   Administrator Class                                  1.00%        November 30, 2009
Specialized Financial Services Fund
   Class A                                              1.35%        February 28, 2010
   Class B                                              2.10%        February 28, 2010
   Class C                                              2.10%        February 28, 2010
Specialized Technology Fund
   Class A                                              1.75%        February 28, 2010
   Class B                                              2.50%        February 28, 2010
   Class C                                              2.50%        February 28, 2010
   Investor Class                                       1.85%        February 28, 2010
Stable Income Fund
   Class A                                              0.85%        September 30, 2009
   Class B                                              1.60%        September 30, 2009
   Class C                                              1.60%        September 30, 2009
   Administrator Class                                  0.65%        September 30, 2009
Strategic Income Fund
   Class A                                              1.10%        September 30, 2009
   Class B                                              1.85%        September 30, 2009
   Class C                                              1.85%        September 30, 2009
Strategic Small Cap Value Fund
   Class A                                              1.45%        January 31, 2010
   Class C                                              2.20%        January 31, 2010
   Administrator Class                                  1.20%        January 31, 2010
Target Today Fund
   Class A                                              1.15%        June 30, 2009
   Class B                                              1.90%        June 30, 2009
   Class C                                              1.90%        June 30, 2009
   Administrator Class                                  0.85%        June 30, 2009
   Institutional Class                                  0.62%        June 30, 2009
   Investor Class                                       0.91%        June 30, 2009
Target 2010 Fund
   Class A                                              1.18%        June 30, 2009
   Class B                                              1.93%        June 30, 2009
   Class C                                              1.93%        June 30, 2009
   Administrator Class                                  0.88%        June 30, 2009
   Institutional Class                                  0.65%        June 30, 2009
   Investor Class                                       0.94%        June 30, 2009
Target 2015 Fund
   Institutional Class                                  0.66%        June 30, 2009
   Administrator Class                                  0.89%        June 30, 2009
   Investor Class                                       0.95%        June 30, 2009

                                                  CAPPED OPERATING      EXPIRATION /
FUNDS/CLASSES                                       EXPENSE RATIO       RENEWAL DATE
-----------------------------------------------   ----------------   ------------------
Target 2020 Fund
   Class A                                              1.20%        June 30, 2009
   Class B                                              1.95%        June 30, 2009
   Class C                                              1.95%        June 30, 2009
   Administrator Class                                  0.90%        June 30, 2009
   Institutional Class                                  0.67%        June 30, 2009
   Investor Class                                       0.96%        June 30, 2009
Target 2025 Fund
   Administrator Class                                  0.90%        June 30, 2009
   Institutional Class                                  0.67%        June 30, 2009
   Investor Class                                       0.96%        June 30, 2009
Target 2030 Fund
   Class A                                              1.21%        June 30, 2009
   Class B                                              1.96%        June 30, 2009
   Class C                                              1.96%        June 30, 2009
   Administrator Class                                  0.91%        June 30, 2009
   Institutional Class                                  0.68%        June 30, 2009
   Investor Class                                       0.97%        June 30, 2009
Target 2035 Fund
   Administrator Class                                  0.92%        June 30, 2009
   Institutional Class                                  0.69%        June 30, 2009
   Investor Class                                       0.98%        June 30, 2009
Target 2040 Fund
   Class A                                              1.22%        June 30, 2009
   Class B                                              1.97%        June 30, 2009
   Class C                                              1.97%        June 30, 2009
   Administrator Class                                  0.92%        June 30, 2009
   Institutional Class                                  0.69%        June 30, 2009
   Investor Class                                       0.98%        June 30, 2009
Target 2045 Fund
   Administrator Class                                  0.92%        June 30, 2009
   Institutional Class                                  0.69%        June 30, 2009
   Investor Class                                       0.98%        June 30, 2009
Target 2050 Fund
   Administrator Class                                  0.92%        June 30, 2009
   Institutional Class                                  0.69%        June 30, 2009
   Investor Class                                       0.98%        June 30, 2009
Total Return Bond Fund
   Class A                                              0.85%        September 30, 2009
   Class B                                              1.60%        September 30, 2009
   Class C                                              1.60%        September 30, 2009
   Administrator Class                                  0.70%        September 30, 2009
   Institutional Class                                  0.42%        September 30, 2009
   Investor Class                                       0.90%        September 30, 2009
Treasury Plus Money Market Fund
   Class A                                              0.65%        June 30, 2009
   Administrator Class                                  0.35%        June 30, 2009
   Institutional Class                                  0.20%        June 30, 2009
   Service Class                                        0.50%        June 30, 2009

                                                  CAPPED OPERATING      EXPIRATION /
FUNDS/CLASSES                                       EXPENSE RATIO       RENEWAL DATE
-----------------------------------------------   ----------------   ------------------
Ultra Short-Term Income Fund
   Class A                                              0.70%        September 30, 2009
   Class C                                              1.45%        September 30, 2009
   Administrator Class                                  0.55%        September 30, 2009
   Institutional Class                                  0.35%        September 30, 2009
   Investor Class                                       0.75%        September 30, 2009
Ultra Short-Term Municipal Income Fund
   Class A                                              0.67%        October 31, 2009
   Class C                                              1.42%        October 31, 2009
   Institutional Class                                  0.37%        October 31, 2009
   Investor Class                                       0.72%        October 31, 2009
U.S. Value Fund
   Class A                                              1.25%        November 30, 2009
   Class B                                              2.00%        November 30, 2009
   Class C                                              2.00%        November 30, 2009
   Administrator Class                                  0.96%        November 30, 2009
   Investor Class                                       1.32%        November 30, 2009
WealthBuilder Conservative Allocation Portfolio         1.50%        September 30, 2009
WealthBuilder Equity Portfolio                          1.50%        September 30, 2009
WealthBuilder Growth Allocation Portfolio               1.50%        September 30, 2009
WealthBuilder Growth Balanced Portfolio                 1.50%        September 30, 2009
WealthBuilder Moderate Balanced Portfolio               1.50%        September 30, 2009
WealthBuilder Tactical Equity Portfolio                 1.50%        September 30, 2009
Wisconsin Tax-Free Fund
   Class A                                              0.70%        October 31, 2009
   Class C                                              1.49%        October 31, 2009
   Investor Class                                       0.75%        October 31, 2009
100% Treasury Money Market Fund
   Class A                                              0.65%        June 30, 2009
   Service Class                                        0.50%        June 30, 2009

Schedule A amended: March 1, 2009

     The foregoing schedule of capped operating expense ratios is agreed to as of March 1, 2009 and shall remain in effect until changed in writing by the parties.

                                        WELLS FARGO FUNDS TRUST

                                        By:
                                            ------------------------------------
                                            C. David Messman
                                            Secretary


                                        WELLS FARGO FUNDS MANAGEMENT, LLC


                                        By:
                                            ------------------------------------
                                            Andrew Owen
                                            Executive Vice President

                                                              AS OF MAY 18, 2004

                 AMENDED AND RESTATED FEE AND EXPENSE AGREEMENT
                                   SCHEDULE B

                             WELLS FARGO FUNDS TRUST
                 NOT SUBJECT TO CAPPED OPERATING EXPENSE RATIOS

NAME OF FUND/CLASS   DATE OF REMOVAL FROM SCHEDULE A
------------------   -------------------------------